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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-43128) pertaining to the Analog Devices, Inc.  Choice
Pay Plan and the related prospectus of our report dated April 29, 1994, with respect to the financial statements of the Analog Devices, Inc. Choice Pay Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1993.

                                                  ERNST & YOUNG


Boston, Massachusetts
June 29, 1994